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                                                                   EXHIBIT 23.2A

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement of WSMP, Inc. on Form S-4 of our report dated May 19, 1997, appearing in the Joint Proxy
Statement -- Prospectus which is part of this Registration Statement. We also consent to the references to us under the headings "Experts" and "The Merger -- Conditions to the Merger" in such Joint Proxy Statement -- Prospectus.

                                               /s/ DELOITTE & TOUCHE LLP
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Hickory, North Carolina
January 8, 1998